                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-B


                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------
Distribution Date: January 26, 2004

   (i) Amount of principal being paid or distributed in respect of the Class A-1 Notes: $0.00
                         $0.00
                   --------------------
                  (  $       -         , per-$1,000 original principal amount of Class A-1 Notes)
                   --------------------

  (ii) Amount of principal being paid or distributed in respect of the Class A-2 Notes:

                     $18,297,159.82
                   --------------------
                  (  $ 0.0000377       , per $1,000 original principal amount of Class A-2 Notes)
                   --------------------

 (iii) Amount of interest being paid or distributed in respect of the Class A-1 Notes:

                         $0.00
                   --------------------
                  (  $       -         , per $1,000 original principal amount of Class A-1 Notes)
                   --------------------

  (iv) Amount of interest being paid or distributed in respect of the Class A-2 Notes:

                     $1,467,215.20
                   --------------------
                  (  $ 0.0000030      , per $1,000 original principal amount of Class A-2 Notes)
                   --------------------

   (v) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

       (1) Distributed to Class A-1 Noteholders:
                       $0.00
                   --------------------
                  (  $     -           , per $1,000 original principal amount of Class A-1 Notes)
                   --------------------

       (2) Distributed to Class A-2 Noteholders:
                       $0.00
                   --------------------
                  (  $     -           , per $1,000 original principal amount of Class A-2 Notes)
                   --------------------

       (3) Balance on Class A-1 Notes:
                       $0.00
                   --------------------

                   --------------------

                   --------------------
                  (  $     -           , per $1,000 original principal amount of Class A-1 Notes)
                   --------------------

       (4) Balance on Class A-2 Notes:
                       $0.00
                   --------------------
                  (  $     -           , per $1,000 original principal amount of Class A-2 Notes)
                   --------------------

  (vi) Payments made under the Cap Agreement on such date:   January 23, 2004
                                                          --------------------
                  (    $0.00            with respect to the Class A-1 Notes,
                   --------------------
                  (    $0.00            with respect to the Class A-2 Notes;
                   --------------------
                   and the total outstanding amount owed to the Cap Provider:
                                                                              ----------------------

 (vii) Pool Balance at the end of the related Collection Period: $376,388,643.45
                                                                ----------------

(viii) After giving effect to distributions on this Distribution Date:
       (a) (1)  Outstanding principal amount of Class A-1 Notes:      $0.00
                                                                 --------------
           (2)  Pool Factor for the Class A-1 Notes:          -
                                                     -----------------

       (b) (1)  Outstanding principal amount of Class A-2 Notes: $376,388,643.45
                                                                 ---------------
           (2)  Pool Factor for the Class A-2 Notes:     0.77605906
                                                     -----------------

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
   (ix) Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.1606300%     for the period
                  ---------------
             (2)  The Student Loan Rate was:      3.8429840%
                                               ----------------
        (b)  Note Interest Rate for the Class A-1 Notes: 1.2806300% (Based on 3-Month LIBOR)
                                                        -----------
        (c)  Note Interest Rate for the Class A-2 Notes: 1.4706300% (Based on 3-Month LIBOR)
                                                        -----------

    (x) Amount of Master Servicing Fee for  related Collection Period: $477,293.33
                                                                      --------------
                   $ 0.000003182      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000984      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

   (xi) Amount of Administration Fee for related Collection Period: $3,000.00
                                                                    -----------
                   $ 0.000000020      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000006      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

  (xii) (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:  $943,065.59
                                                                                              ------------

        (b)  Delinquent Contracts                          # Disb.       %               $ Amount           %
                                                           -------       -               --------           -
             30-60 Days Delinquent                            867      2.70%           $10,156,183        3.12%
             61-90 Days Delinquent                            387      1.20%           $ 4,382,596        1.35%
             91-120 Days Delinquent                           221      0.69%           $ 2,483,561        0.76%
             More than 120 Days Delinquent                    310      0.97%           $ 3,665,971        1.13%
             Claims Filed Awaiting Payment                    232      0.72%           $ 1,971,168        0.61%
                                                            -----      -----           -----------        -----
                TOTAL                                       2,017      6.28%           $22,659,479        6.97%

        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:               $0.00
                                                                                                  -------------
        (d)  Reserve Account Balance                                                              $6,907,001.56
                                                                                                  -------------
             Draw for this Distribution Date                                                              $0.00
                                                                                                  -------------
             Realized Loss Draw                                                                           $0.00
                                                                                                  -------------
 (xiii)  Amount in the Prefunding Account:       $0.00
                                           -----------------
  (xiv)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not
         used to acquire Subsequent Pool Student Loans: $          -
                                                        ---------------------

   (xv)  Amount in the Pre-Funding Account at the end of the Funding period to be distributed:            $0.00
                                                                                                  -------------
  (xvi)  Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:         $86,000.00
                                                                                                  -------------
 (xvii)  Amount received from Securities Insurer with respect to the Securities
         Guaranty Insurance Policy:
                                    ----------------------

(xviii)  Amount paid to the Securities Insurer in reimbursement of all Insured
         Payments made pursuant to the Securities Guaranty Insurance Policy:        $0.00
                                                                             -----------------

  (xix)  The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                 $31,065.93
                                                                                                  -------------
         The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                    $0.00
                                                                                                  -------------
         The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                       $0.00
                                                                                                  -------------
         The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                       $0.00
                                                                                                  -------------
         and the amount of any Termination Pymt either paid by or made to the Trust on                    $0.00
         such Distribution Date:                                                                  -------------

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